                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                          8 5/8% SENIOR NOTES DUE 2006
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                   BUILDING MATERIALS CORPORATION OF AMERICA


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 8 5/8% Senior Notes due 2006 (the 'Old Notes') of Building Materials Corporation of America (the 'Company') made
pursuant to the Prospectus, dated February   , 1997 (the 'Prospectus'), if
certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to
12:00 midnight, New York City time, on March   , 1997 (the 'Expiration Date').
Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution prior to 12:00 midnight, New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.


                              THE BANK OF NEW YORK

   By Registered or Certified Mail:         Facsimile Transmission Number:           By Hand/Overnight Delivery:

                                           (For Eligible Institutions Only)
                                                    (212) 571-3080

                                                Confirm by Telephone:
                                                    (212) 815-2742

         The Bank of New York                                                            The Bank of New York
        101 Barclay Street-7E                                                             101 Barclay Street
       New York, New York 10286                                                    Corporate Trust Services Window
     Attn: Reorganization Section                                                            Ground Level
                                                                                       New York, New York 10286
                                                                                     Attn: Reorganization Section

                                                For Information Call:
                                                    (212) 815-6333

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     The undersigned hereby tenders to Building Materials Corporation of America, a Delaware corporation (the 'Company'), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the
Prospectus dated February   , 1997 (the 'Prospectus'), and in the accompanying
Letter of Transmittal, receipt of which is hereby acknowledged,
$                in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.


Name(s) of Record Holder(s) ____________________________________________________
                                        (Please Type or Print)

Address ________________________________________________________________________

        ________________________________________________________________________

Area Code & Telephone No. ____________________________

Certificate Number(s) for Old Notes (if available) _____________________________

Total Principal Amount Represented by Certificate(s): $ ________________________

________________________________________________________________________________

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________

                                PLEASE SIGN HERE

X     _____________________________________________   _________________

X     _____________________________________________   _________________
      Signature(s) of Holder(s)                             Date

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                               PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):       _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
Capacity:      _________________________________________________________________
Address(es):   _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

/ / The Depository Trust Company
    (Check if Old Notes will be tendered by book-entry transfer)

Account Number ___________________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.


___________________________________________  ___________________________________
             Name of Firm                             Authorized Signature

___________________________________________  ___________________________________
                Address                                       Title

___________________________________________  Name: _____________________________
                                   Zip Code           (Please Type or Print)

Area Code and Tel. No. ____________________  Dated: ____________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.